INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2026	Highland Opportunities and Income Fund

Shares		Value ($)
Common Stock — 69.7%
COMMUNICATION SERVICES — 1.9%
27,134	MidWave Wireless, Inc. (fka Terrestar Corp.)(a)(b)(c)(d)	11,707,507

ENERGY — 0.4%
139,112	Talos Energy, Inc.(d)	2,192,405
1,118,286	Value Creation, Inc.(a)(b)(d)	43,613

		2,236,018

FINANCIALS — 2.3%
453,675	Meaningful PDCV LP(d)(e)	14,263,556

HEALTHCARE — 3.5%
12,026,660	CCS Medical Inc.(a)(b)(d)(f)	21,864,468

REAL ESTATE — 61.6%
11,561,680	Claymore(a)(b)(d)(f)	—
2,006,665	IQHQ, Inc.(d)(e)	8,387,860
34,512	LLV Holdco LLC - Series A, Membership Interest(a)(b)(d)(f)	2,056,220
436	LLV Holdco LLC - Series B, Membership Interest(a)(b)(d)(f)	25,956
1,559,149	NexPoint Diversified Real Estate Trust, REIT(f)(g)	7,281,226
4,372,286	NexPoint Real Estate Finance, Inc., REIT(f)(g)(h)	58,894,690
213,700	NexPoint Residential Trust, Inc., REIT(f)(g)	5,342,500
116,277,473	NFRO Diversified REIT, LLC(a)(b)(d)(f)	97,471,801
2,513,991	NFRO Holdings, LLC(a)(b)(d)(f)	71,502,752
104,718,416	NFRO Self Storage REIT, LLC(a)(b)(d)(f)	68,164,149
4,869,446	NFRO SFR REIT, LLC(a)(b)(d)(f)	67,294,050

		386,421,204

	Total Common Stock (Cost $866,469,394)	436,492,753

Principal Amount ($)
U.S. Senior Loans (i) — 39.4%
COMMUNICATION SERVICES — 2.4%
12,750,823	MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan D, 1st Lien,13.000%, 03/01/2028 (a)(b)	12,673,043
99,081	MidWave Wireless, Inc. (fka TerreStar Corp.), Term Loan G, 1st Lien,13.000%, 03/01/2028 (a)(b)	98,477
92,444	MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan H, 1st Lien,13.000%, 03/01/2028 (a)(b)	91,880
258,335	MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan J, 1st Lien,13.000%, 03/01/2028 (a)(b)	256,759
1,919,354	MidWave Wireless, Inc. (fka Terrestar Corp.), Term Loan K, 1st Lien,13.000%, 03/01/2028 (a)(b)	1,907,647

		15,027,806

HEALTHCARE — 6.4%
20,284,335	CCS Medical Inc., Junior Credit Term Loan, 1st Lien,13.000%, 01/05/2029 (a)(b)(f)	20,284,335

Principal Amount ($)		Value ($)
U.S. Senior Loans (continued)
HEALTHCARE (continued)
18,000,000	Sapience Therapeutics Inc Promissory Note,12.000%, 08/23/2027 (a)(b)	19,776,600

		40,060,935

REAL ESTATE — 30.6%
6,718,797	LLV Holdco LLC, Revolving Exit Loan,5.000%, 12/31/2026 (a)(b)(f)	6,248,481
45,000,000	NexPoint SFR Operating Partnership L.P.,7.500%, 05/24/2027 (a)(b)(f)	44,010,000
12,224,765	NFRO SPE, LLC Promissory Note,5.150%, 05/31/2027 (a)(b)(f)	12,224,765
6,383,153	NFRO SPE, LLC Promissory Note Term Loan,5.450%, 12/30/2026 (a)(b)(f)	6,383,153
6,500,000	NREF Operating IV REIT Sub, LLC,7.500%, 10/18/2027 (a)(b)(f)	6,207,500
2,500,000	NSP Operating Partnership, L.P. Promissory Note,14.000%, 01/16/2031 (a)(b)(f)	2,500,000
6,400,000	NXDT Hospitality Holdco, LLC Convertible Promissory Note,7.500%, 09/30/2042 (a)(b)(f)	4,717,440
43,121,364	NXDT Hospitality Holdco, LLC Promissory Note,3.697%, 02/14/2027 (a)(b)(f)	31,784,757
5,852,170	NXLST Operating Partnership, L.P. Promissory Note,4.200%, 12/31/2028 (a)(b)	5,852,170
23,310,000	TCAL Mezz Lender, LLC Promissory Note,13.000%, 11/26/2027 (a)(b)	23,294,212
55,000,000	TRQ Plano, LLC,8.500%, 12/28/2033 (a)(b)	48,620,000

		191,842,478

	Total U.S. Senior Loans (Cost $291,589,643)	246,931,219

Shares
LLC Interest — 9.7%
994	NEXLS LLC(a)(b)(f)	60,675,412

	Total LLC Interest (Cost $39,205,216)	60,675,412

Preferred Stock — 6.1%
HEALTHCARE — 3.7%
270,246	Apnimed, Series C-1 (a)(b)(d)(j)(k)	3,199,713
144,132	Apnimed, Series C-2 (a)(b)(d)(j)(k)	1,847,772
2,361,111	Sapience Therapeutics Inc (a)(b)(d)(j)(k)	8,240,277
3,440,476	Sapience Therapeutics Inc, Class B (a)(b)(d)(j)(k)	9,942,976

		23,230,738

REAL ESTATE — 2.4%
100,000	Braemar Hotels & Resorts, Inc. 5.50%(d)(g)(k)	1,454,000
150,977	NexPoint Real Estate Finance, Inc., REIT 8.50%(f)(k)	3,442,275
16,103	NexPoint Storage Partners, Inc. (a)(b)(d)(f)(j)(k)	9,311,169

INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2026	Highland Opportunities and Income Fund

Shares		Value ($)
Preferred Stock (continued)
REAL ESTATE (continued)
82,301	Wheeler Real Estate Investment Trust 9.00%(d)(k)	571,992
2,990	Wheeler Real Estate Investment Trust 14.00%, 09/21/2026(d)(l)	115,504

		14,894,940

	Total Preferred Stock (Cost $48,144,301)	38,125,678

Registered Investment Company — 4.0%
1,036,128	NexPoint Credit Catalyst Fund, Class Z (d)(f)	25,229,722

	Total Registered Investment Company (Cost $25,891,477)	25,229,722

Principal Amount ($)
Collateralized Loan Obligations — 0.8%
6,728,582	ACAS CLO, Series 2018-1A, Class FRR TSFR3M + 8.172%, 11.84%, 10/18/2028 (b)(m)(n)	554,435
3,324,756	CIFC Funding, Series 2014-4RA 0.00%, 1/17/2035 (b)(m)(o)(p)	547,920
2,000,000	CIFC Funding, Series 2014-5A 0.00%, 7/17/2037 (b)(m)(o)(p)	530,000
5,462,500	CIFC Funding, Series 2013-2A 0.00%, 10/18/2030 (b)(m)(o)(p)	12,291
2,500,000	CIFC Funding, Series 2014-1A 0.00%, 1/18/2031 (b)(m)(o)(p)	50,000
3,000,000	CIFC Funding, Series 2015-1A 0.00%, 1/22/2031 (b)(m)(o)(p)	1,500
2,308,143	Clover Credit Partners CLO III, Series 2017-1A, Class F TSFR3M + 8.212%, 11.88%, 10/15/2029 (b)(m)(n)	46,163
4,000,000	Northwoods Capital XII-B, Ltd., Series 2018-12BA, Class F TSFR3M + 8.432%, 12.11%, 6/15/2031 (b)(m)(n)	1,600,000
3,418,727	OZLM XXII, Ltd., Series 2018-22A, Class E TSFR3M + 7.652%, 11.32%, 1/17/2031 (b)(m)(n)	341,873
3,293,223	Saranac CLO III, Ltd., Series 2018-3A, Class ER TSFR3M + 7.500%, 11.46%, 6/22/2030 (b)(m)(n)	1,330,462
5,955,627	THL Credit Wind River, Series 2014-2A 0.00%, 1/15/2031 (b)(m)(o)(p)(q)	14,889

	Total Collateralized Loan Obligations (Cost $27,320,359)	5,029,533

Corporate Bonds & Notes — 0.6%
COMMUNICATION SERVICES — 0.0%
2,945	iHeartCommunications, Inc. 9.13%, 05/01/2029 (m)	2,677

Principal Amount ($)		Value ($)
Corporate Bonds & Notes (continued)
FINANCIALS — 0.6%
4,000,000	South Street Securities Funding LLC 6.25%, 12/30/2026 (m)	3,920,000

	Total Corporate Bonds & Notes (Cost $4,002,823)	3,922,677

Units
Warrants — 0.5%
HEALTHCARE — 0.5%
2,160,000	Sapience Therapeutics Inc(a)(b)(d)(r)	3,240,000

		3,240,000

	Total Warrants (Cost $–)	3,240,000

Principal Amount ($)
Repurchase Agreements(s) — 0.0%
226,000	Citadel Securities LLC 3.730%, dated 03/31/2026 to be repurchased on 04/01/2026, repurchase price $226,023 (collateralized by various U.S. Treasury obligations, ranging in par value $16 - $11,317, 0.000% - 5.375%, 04/15/2026 - 02/15/2056; with total market value $230,544)	226,000
15,985	Daiwa Capital Markets 3.660%, dated 03/31/2026 to be repurchased on 04/01/2026, repurchase price $15,987 (collateralized by various U.S. Treasury obligations, ranging in par value $34 - $6,519, 0.000% - 4.750%, 05/07/2026 – 05/15/2055; with total market value $16,305)	15,985

	Total Repurchase Agreements (Cost $241,985)	241,985

Shares
Cash Equivalent — 0.9%
MONEY MARKET FUND(t) — 0.9%
5,496,213	Dreyfus Treasury Obligations Cash Management, Institutional Class 3.540%	5,496,213

	Total Cash Equivalent (Cost $5,496,213)	5,496,213

Total Investments — 131.7%		825,385,192

(Cost $1,308,361,411)
Other Assets & Liabilities, Net - (31.7)%(u)		(198,575,588)

Net Assets - 100.0%		626,809,604

(a)

Securities with a total aggregate value of $683,519,054, or 109.0% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of March 31, 2026	Highland Opportunities and Income Fund

(b)

Represents fair value as determined by NexPoint Asset Management, L.P. (“NexPoint” or the “Investment Adviser”) pursuant to the policies and procedures approved by the Board of Trustees (the “Board”). The Board has designated the Investment Adviser as “valuation designee” for the Fund pursuant to Rule 2a-5 of the Investment Company Act of 1940, as amended. The Investment Adviser considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $683,519,054, or 109.0% of net assets, were fair valued under the Fund’s valuation procedures as of March 31, 2026. Please see Notes to Investment Portfolio.

(c)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the policies and procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
MidWave Wireless, Inc. (fka Terrestar Corp.)	Common Stock	3/16/2018	$3,093,276	$11,707,507	1.9%

(d)	Non-income producing security.
(e)

Securities with a total aggregate value of $22,651,416, or 3.6% of net assets, were valued using the issuer’s fair market value NAV as practical expedient under ASC 820. Please see Notes to Investment Portfolio for an explanation of this hierarchy.

(f)	Affiliated issuer. Assets with a total aggregate fair value of $632,916,821, or 101.0% of net assets, were affiliated with the Fund as of March 31, 2026.
(g)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $14,486,493.
(h)

Securities (or a portion of securities) on loan. As of March 31, 2026, the fair value of securities loaned was $281,941. The loaned securities were secured with cash and/or securities collateral of $241,985. Collateral is calculated based on prior day’s prices.

(i)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the Secured Overnight Financing Rate (“SOFR”) or (iii) the Certificate of Deposit rate. As of March 31, 2026, the SOFR 1 Month and SOFR 3 Month rates were 3.79% and 4.01%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(j)	There is currently no rate available.
(k)	Perpetual security with no stated maturity date.
(l)	Step Coupon Security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(m)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At March 31, 2026, these securities amounted to $8,952,210 or 1.4% of net assets.

(n)

Variable or floating rate security. The interest rate shown reflects the rate in effect March 31, 2026. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(o)	No interest rate available.
(p)	As of March 31, 2026, the Fund held $1,156,600 in equity tranche investments, representing 0.2% of net assets.
(q)	The issuer is, or is in danger of being, in default of its payment obligation.
(r)	Expiration date not available.
(s)	Tri-Party Repurchase Agreement.
(t)	Rate reported is 7 day effective yield.
(u)	As of March 31, 2026, $16 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2026	Highland Opportunities and Income Fund

Organization

Highland Opportunities and Income Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. On September 25, 2017, the Fund acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of NexPoint Funds I (formerly Highland Funds I), a Delaware statutory trust. The Fund is the successor to the accounting and performance information of the Predecessor Fund.

Valuation of Investments

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated NexPoint as the Fund’s valuation designee to perform the fair valuation determination for securities and other assets held by the Fund. NexPoint acting through its “Valuation Committee,” is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of NexPoint and certain of NexPoint’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee NexPoint’s fair value determinations.

The Fund’s investments are recorded at fair value. In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies and procedures adopted by NexPoint and approved by the Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV, will be valued by the Fund at fair value, as determined by the Valuation Committee in good faith in accordance with policies and procedures established by NexPoint and approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Valuation Committee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its year end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2026	Highland Opportunities and Income Fund

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. The Valuation Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Valuation Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of March 31, 2026, the Fund’s investments consisted of common stock, U.S. senior loans, LLC interests, preferred stock, a registered investment company, collateralized loan obligations, corporate bonds and notes, warrants, a repurchase agreement, and a cash equivalent. The fair value of the Fund’s senior loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs\ used by the brokers and pricing services to derive the values are not readily observable. The fair value of the Fund’s futures contracts are valued based on the settlement price established each day by the board of trade or exchange on which they principally trade and are classified as Level 1 liabilities.

The fair value of the Fund’s common stock, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (concluded)

As of March 31, 2026	Highland Opportunities and Income Fund

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund for the period ended March 31, 2026:

Issuer	Shares at December 31, 2025	Beginning Value as of December 31, 2025 $	Value of Transfers In $	Value of Transfers Out $	Purchases at Cost $	Proceeds from Sales $	Distribution to Return of Capital $	Net Realized Gain/ (Loss) on Sales $	Change in Unrealized Appreciation/ (Depreciation) $	Ending Value as of March 31, 2026 $	Shares at March 31, 2026	Affiliated Income $
Majority Owned, Not Consolidated
Claymore (Common Stock)	11,561,680	—	—	—	—	—	—	—	—	—	11,561,680	—
Other Affiliates
CCS Medical, Inc. (Common Stock)	12,026,660	25,207,879	—	—	—	—	—	—	(3,343,411)	21,864,468	12,026,660	—
LLV Holdco LLC - Series A, Membership Interest (Common Stock)	34,512	2,053,459	—	—	—	—	—	—	2,761	2,056,220	34,512	—
LLV Holdco LLC - Series B, Membership Interest (Common Stock)	436	25,921	—	—	—	—	—	—	35	25,956	436	—
NexPoint Diversified Real Estate Trust REIT (Common Stock)	1,559,149	5,971,541	—	—	—	—	122	—	1,309,563	7,281,226	1,559,149	233,994
NexPoint Real Estate Finance, Inc. REIT (Common Stock)	4,372,286	61,561,784	—	—	—	—	(203,578)	—	(2,463,516)	58,894,690	4,372,286	1,982,565
NexPoint Residential Trust, Inc. (Common Stock)	213,700	6,432,370	—	—	—	—	(36,330)	—	(1,053,540)	5,342,500	213,700	76,931
NFRO Diversified REIT, LLC (Common Stock)	116,277,473	96,739,834	—	—	—	—	—	—	731,967	97,471,801	116,277,473	—
NFRO Holdings, LLC (Common Stock)	2,276,658	64,798,374	—	—	6,250,000	—	—	—	454,378	71,502,752	2,513,991	—
NFRO Self Storage REIT, LLC (Common Stock)	104,718,416	68,160,170	—	—	—	—	—	—	3,979	68,164,149	104,718,416	—
NFRO SFR REIT, LLC (Common Stock)	4,869,446	66,622,582	—	—	—	—	—	—	671,468	67,294,050	4,869,446	—
CCS Medical, Inc. (U.S. Senior Loan)	19,401,564	19,401,564	—	—	882,771	—	—	—	—	20,284,335	20,284,335	671,978
LLV Holdco LLC (U.S. Senior Loan)	6,718,797	6,194,731	—	—	—	—	—	—	53,750	6,248,481	6,718,797	83,820
NexPoint SFR Operating Partnership, LP., 7.500%, 05/24/2027 (U.S. Senior Loan)	45,000,000	44,010,000	—	—	—	—	—	—	—	44,010,000	45,000,000	843,750
NFRO SPE, LLC Promissory Note (U.S. Senior Loan)	12,224,765	12,224,765	—	—	—	—	—	—	—	12,224,765	12,224,765	157,417
NFRO SPE, LLC Promissory Note Term Loan (U.S. Senior Loan)	6,383,153	6,383,153	—	—	—	—	—	—	—	6,383,153	6,383,153	90,784
NREF Operating IV REIT Sub, LLC (U.S. Senior Loan)	6,500,000	6,207,500	—	—	—	—	—	—	—	6,207,500	6,500,000	121,875
NSP Operating Partnership, L.P. Promissory Note 14.000%, 01/16/2031 (U.S. Senior Loan)	—	—	—	—	2,500,000	—	—	—	—	2,500,000	2,500,000	—
NXDT Hospitality Holdco, LLC Convertible Promissory Note (U.S. Senior Loan)	6,400,000	4,717,440	—	—	—	—	—	—	—	4,717,440	6,400,000	120,000
NXDT Hospitality Holdco, LLC Promissory Note (U.S. Senior Loan)	43,121,364	31,784,757	—	—	—	—	—	—	—	31,784,757	43,121,364	403,129
NEXLS LLC (LLC Interest)	994	66,441,755	—	—	—	—	—	—	(5,766,343)	60,675,412	994	6,250,000
NexPoint Real Estate Finance REIT (Preferred Stock)	150,977	3,607,188	—	—	—	—	—	—	(164,913)	3,442,275	150,977	80,207
NexPoint Storage Partners, Inc. (Preferred Stock)	16,103	9,311,169	—	—	—	—	—	—	—	9,311,169	16,103	—
NexPoint Credit Catalyst Fund (Registered Investment Company)	1,025,980	25,444,314	—	—	251,060	—		—	(465,652)	25,229,722	1,036,128	380,127

Total	404,854,113	633,302,250	—	—	9,883,831	—	(239,786)	—	(10,029,474)	632,916,821	408,484,365	11,496,577

†	Includes paydowns.